                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event report OCTOBER 15, 2001

        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of February 28, 2001 providing for the issuance of HomEq Residential Trust 2001-I) and each of the Originators listed on Schedule A attached hereto.
             (Exact name of registrant as specified in its charter)

*                                      033-58128-35                      *
-------------------------------------------------------------------------------
State or other jurisdiction            (Commission                (IRS Employer
of incorporation)                      File Number)                 ID Number)

         c/o First Union National Bank, 401 South Tryon Street - NC1179
                              Charlotte, NC 28288
         --------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

*        See Schedule A

Item 5   Other Events

         The Servicer has and continues to adjust its servicing policies to meet the requirements of regulatory agencies, as provided for in the Pooling and Servicing Agreement. The Issuer will disclose such policies that materially and adversely effect the Certificateholders.

         Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the OCTOBER 15, 2001 Remittance Date.

Item 7   Financial Statements and Exhibits

Item 601 (a) of Regulation

S-K Exhibit
Number
-----------
20.1              Monthly statement to Class A Certificate holders with respect to the
                  OCTOBER 15, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
   -------------------------------
Name: Robert Ashbaugh
Title: Vice President                        Dated: OCTOBER 31, 2001

                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the OCTOBER 15, 2001 Remittance Date.

                                   Schedule A

                                                            State of                                  IRS Employer
Registrant                                               Incorporation                                  ID Number
----------                                               -------------                                ------------
HomEq Servicing Corp.
The Money Store/D.C. Inc.                                 D.C.                                         22-2133027
The Money Store Home Equity Corp.                         Kentucky                                     22-2522232
The Money Store/Minnesota Inc.                            Minnesota                                    22-3003495